                                                                   Exhibit 10.18


                                    AMENDMENT
                                       TO
                                 NOTE AGREEMENTS

         THIS AMENDMENT WITH RESPECT TO NOTE AGREEMENTS (this "Amendment") is entered into as of December 31, 2000 between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential") and GREY GLOBAL GROUP INC., a Delaware corporation formerly known as "Grey Advertising Inc." (the "Company").

         WHEREAS, the Company and Prudential are parties to (a) that certain Note Agreement, dated as of December 23, 1997 (as amended, supplemented and in effect as of the date of effectiveness hereof, the "1997 Agreement"), relating to the issue and sale of the Company's 6.94% Senior Notes Due December 23, 2005, and (b) that certain Note Agreement, dated as of November 13, 2000 (as amended, supplemented and in effect as of the date of effectiveness hereof, the "2000 Agreement"; together with the 1997 Agreement, the "Note Agreements") relating to the issue and sale of the Company's 8.17% Senior Notes Due November 13, 2007; and

         WHEREAS, the Company has requested the amendment of certain provisions of the Note Agreements, and Prudential has indicated its willingness to agree to such amendments subject to certain limitations and conditions, as provided for herein.

         NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.       Amendments to Note Agreements.     Prudential and the Company hereby
         ------------------------------     agree as follows:


         (a) Paragraphs 6B of the respective Note Agreements are hereby amended by deleting the period currently ending such paragraphs and replacing them, in each case, with the following proviso, in its entirety:

               "; provided, that, for purposes of determining compliance with the foregoing limitation, the amount of `total assets' of the Company and its Subsidiaries used to determine Consolidated Net Worth shall be adjusted upward to add-back (to the extent otherwise reduced thereby) amounts (net of taxes) in respect of non-cash charges relating to write-downs of investments in internet-related businesses made prior to January 1, 2001; provided further, that, the aggregate amount of all such upward adjustments permitted hereby shall not exceed $7,762,000.".

         (b) Paragraphs 6C of the respective Note Agreements are hereby amended by adding, immediately below the second paragraph thereof, the following new third paragraph thereof, in its entirety:

                    "In addition, also for purposes of this paragraph 6C only,
               Consolidated Cash Flow determined on any date prior to October 1, 2001 shall be adjusted upward (to the extent otherwise reduced thereby) to include amounts in respect of non-cash charges relating to write-downs of investments in internet-related businesses made prior to January 1, 2001; provided, that, the aggregate amount of all such upward adjustments permitted hereby shall not exceed $11,941,320.".

         (c) Paragraphs 6D of the respective Note Agreements are hereby amended by deleting the period currently ending such paragraphs and replacing them, in each case, with the following proviso, in its entirety:

                    "; provided, that, for purposes of determining compliance with the foregoing limitation, the amount of `total assets' of the Company and its Subsidiaries used to determine Consolidated Net Worth shall be adjusted upward to add-back (to the extent otherwise reduced thereby) amounts (net of taxes) in respect of non-cash charges relating to write-downs of investments in internet-related businesses made prior to January 1, 2001; provided further, that, the aggregate amount of all such upward adjustments permitted hereby shall not exceed $7,762,000.".

         (d) The definition of the term "FIXED CHARGE COVERAGE RATIO" set forth in paragraph 10B of the 2000 Agreement is hereby replaced in its entirety with the following definition, in its entirety:

                    ""FIXED CHARGES COVERAGE RATIO" means, at any time, the ratio of (a) the sum of (i) Consolidated Cash Flow and (ii) Fixed Charges for such period that were actually paid during such period to (b) Fixed Charges for such period; provided, that, for purposes of determining compliance with paragraph 6F hereof for any date prior to October 1, 2001, Consolidated Cash Flow shall be adjusted upward (to the extent otherwise reduced thereby) to include amounts in respect of non-cash charges relating to write-downs of investments in internet-related businesses made prior to January 1, 2001; provided further, that, the aggregate amount of all such upward adjustments permitted hereby shall not exceed $11,941,320.".

         (e) The Note Agreements and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Note Agreements are hereby amended so that any reference to the Note Agreements, or either of them, shall mean a reference to the Note Agreements as amended hereby. Except as expressly modified and amended in this Amendment all of the terms, provisions and conditions of the Note Agreements and the agreements and instruments relating thereto shall remain unchanged and in full force and effect.

2.       Representations, Warranties and Acknowledgment of the Company
         -------------------------------------------------------------

         The Company hereby: (a) represents and warrants as of the date hereof that (i) no Default or Event of Default has occurred and is continuing, and (ii) no material adverse change has occurred in the financial condition, assets, or prospects of the Company and its Subsidiaries, taken as a whole, since March 31, 2000; and (b) confirms and acknowledges that it has no defenses, offsets or counterclaims against any of its obligations under or in respect of the Note Agreements and that all amounts outstanding under and in respect of the Notes and the Note Agreements are owing to holders of the Notes without defense, offset or counterclaim.

3.       Effectiveness of Amendment
         --------------------------

         This Amendment shall become effective upon receipt by Prudential of counterparts of this Amendment, executed and delivered by each of the parties hereto.

4.       Miscellaneous
         -------------

         (a) Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed thereto in the Note Agreements.

         (b) The Note Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

         (c) This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                           GREY GLOBAL GROUP INC.,
                                           a Delaware corporation


                                           By: /s/ STEVEN G. FELSHER
                                              ------------------------
                                           Title: Executive Vice President
                                                  -------------------------

                                           THE PRUDENTIAL INSURANCE COMPANY
                                           OF AMERICA


                                           By: /s/ WILLIAM C. PAPPAS
                                              ------------------------------
                                           Title: Vice President
                                                 ------------------------------

                                SECOND AMENDMENT
                                       TO
                                 NOTE AGREEMENTS


          THIS SECOND AMENDMENT WITH RESPECT TO NOTE AGREEMENTS (this "Amendment") is entered into as of December 31, 2001 between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential") and GREY GLOBAL GROUP INC., a Delaware corporation formerly known as "Grey Advertising Inc." (the "Company").

          WHEREAS, the Company and Prudential are parties to (a) that certain Note Agreement, dated as of December 23, 1997 and amended as of December 31, 2000 (as amended, supplemented and in effect as of the dated of effectiveness hereof, the "1997 Agreement"), relating to the issue and sale of the Company's 6.94% Senior Notes Due December 23, 2005, and (b) that certain Note Agreement, dated as of November 13, 2000 and amended as of December 31, 2000 (as amended, supplemented and in effect as of the date of effectiveness hereof, the "2000 Agreement"; together with the 1997 Agreement, the "Note Agreements") relating to the issue and sale of the Company's 8.17% Senior Notes Due November 13, 2007; and

          WHEREAS, the Company has requested the amendment of certain provisions of the Note Agreement, and Prudential has indicated its willingness to agree to such amendments subject to certain limitations and conditions, as provided for herein.

          NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.        Amendments to Note Agreements.     Prudential and the Company hereby
          ------------------------------     agrees as follows:


               (a) Paragraphs 6B of the respective Note Agreements are hereby amended by deleting the period currently ending such paragraphs and adding, in each case, the following proviso, in its entirety:

               "; and provided still further, that, for purposes of determining the compliance with the foregoing limitation, the amount of `total assets' of the Company and its Subsidiaries used to determine Consolidated Net Worth shall be adjusted upward to add-back (to the extent otherwise reduced thereby) amounts (net of taxes) in respect of certain non-cash charges specified in
               Exhibit I hereto (the "2001 NON-CASH CHARGES") that were reported and taken in the Company's fourth fiscal quarter of 2001; provided, however, that, the aggregate amount of such upward adjustments attributable to the 2001 Non-Cash Charges permitted hereby shall not exceed $32,209,000.".

               (b) Paragraphs 6C of the respective Note Agreements are hereby amended by adding, immediately below the last paragraph thereof, the following new fourth paragraph thereof, in its entirety:

                    "Furthermore, also for purposes of this paragraph 6C only,
               Consolidated Cash Flow determined on any date prior to October 1, 2002 shall be adjusted upward (to the extent otherwise reduced thereby) to include amounts attributable to the 2001 Non-Cash Charges reported and taken in the Company's fourth fiscal quarter of 2001; provided that, the aggregate amount of such upward adjustments attributable to the 2001 Non-Cash Charges permitted hereby shall not exceed $32,169,000.".

               (c) Paragraphs 6D of the respective Note Agreements are hereby amended by deleting the period currently ending such paragraphs and adding, in each case, the following proviso, in its entirety:

                   "; and provided still further, that, for purposes of
               determining compliance with the foregoing limitation, the amount of `total assets' of the Company and its Subsidiaries used to determine Consolidated Net Worth shall be adjusted upward to add-back (to the extent otherwise reduced thereby) amounts (net of taxes) attributable to the 2001 Non-Cash Charges reported and taken in the Company's fourth fiscal quarter of 2001; provided, however, that, the aggregate amount of such upward adjustments attributable to the 2001 Non-Cash Charges permitted hereby shall not exceed $32,209,000.".

               (d) The 1997 Note Agreement is hereby amended by inserting:

                   (1) at the end of paragraph 6 thereof (and immediately
               preceding paragraph 7 thereof), the following new paragraph 6F in its entirety:

                    "6F. FIXED CHARGES COVERAGE RATIO. The Company will not, at any time, permit the Fixed Charges Coverage Ratio to be less than 1.6 to 1.0."; and

                    (2) in paragraph 10B thereof, each inserted in the
               appropriate position determined by alphabetical order, each of the following defined terms and definitions in there entirety:

                    ""FIXED CHARGES" means, with respect to any period, the sum of (a) Interest Charges for such period, and (b) Lease Rentals for such period.

                    FIXED CHARGES COVERAGE RATIO" mean, at any time, the ratio of (a) the sum of (i) Consolidated Cash Flow and (ii) Fixed Charges for such period that were actually paid during such period to (b) Fixed Charges for such period; provided, that:

                         (1) for purposes of determining compliance with
                    paragraph 6F hereof for any date prior to October 1, 2001, Consolidated Cash Flow shall be adjusted upward (to the extent otherwise reduced thereby) to include amounts in respect of non-cash charges relating to write-downs of investments in internet-related businesses made prior to January 1, 2001; provided further, that, the aggregate amount of all such upward adjustments permitted by this clause shall not exceed $11,941,320; and

                         (2) for purposes of determining compliance with
                    paragraph 6F hereof for any date during the period from October 1, 2001 to October 1, 2002, Consolidated Cash Flow shall be adjusted upward (to the extent otherwise reduced thereby) to include amounts attributable to the 2001 Non-Cash Charges reported and taken in the Company's fourth fiscal quarter of 2001; provided further, that, the aggregate amount of such upward adjustments attributable to the 2001 Non-Cash Charges permitted hereby shall not exceed $32,169,000.

                    "INTEREST CHARGES" means, with respect to any period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with generally accepted accounting principles): (a) all interest in respect of Debt of the Company and its Subsidiaries (including imputed interest on Capitalized Lease Obligations) deducted in determining Consolidated Net Income for such period, together with all interest capitalized or deferred during such period and not deducted in determining Consolidated Net Income for such period, and (b) all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Income for such period.

                    "LEASE RENTALS" means, with respect to any period, the sum of the rental and other obligations required to be paid during such period by the Company or any Subsidiary as lessee under all leases of real or personal property (other than those in respect of Capitalized Lease Obligations), excluding any amount required to be paid by the lessee (whether or not therein designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges; PROVIDED that, if at the date of determination, any such rental or other obligations (or portion thereof) are contingent or not otherwise definitely determinable by the terms of the related lease, the amount of such obligations (or such portion thereof) (i) shall be assumed to be equal to the amount of such obligations for the period of 12 consecutive calendar months immediately preceding the date of determination or (ii) if the related lease was not in effect during such preceding 12-month period, shall be the amount estimated (on a reasonable basis and in good faith) and set forth in an Officer's Certificate to be delivered to the holder(s) of the Notes.".

               (e) The definition of the term "FIXED CHARGES COVERAGE RATIO" set forth in paragraph 10B of the 2000 Agreement is hereby replaced in its entirety with the following definition, in its entirety:

               ""FIXED CHARGES COVERAGE RATIO" mean, at any time, the ratio of
               (a) the sum of (i) Consolidated Cash Flow and (ii) Fixed Charges for such period that were actually paid during such period to (b) Fixed Charges for such period; provided, that:

               (1) for purposes of determining compliance with paragraph 6F hereof for any date prior to October 1, 2001, Consolidated Cash Flow shall be adjusted upward (to the extent otherwise reduced thereby) to include amounts in respect of non-cash charges relating to write-downs of investments in internet-related businesses made prior to January 1, 2001; provided further, that, the aggregate amount of all such upward adjustments permitted by this clause shall not exceed $11,941,320; and

               (2) for purposes of determining compliance with paragraph 6F hereof for any date during the period from October 1, 2001 to October 1, 2002, Consolidated Cash Flow shall be adjusted upward (to the extent otherwise reduced thereby) to include amounts attributable to the 2001 Non-Cash Charges reported and taken in the Company's fourth fiscal quarter of 2001; provided further, that, the aggregate amount of such upward adjustments attributable to the 2001 Non-Cash Charges permitted hereby shall not exceed $32,169,000.".

               (f) Paragraphs 10B of the Note Agreements are hereby amended by adding the following defined term thereto, in the appropriate position determined by alphabetical order, in its entirety:

               ""2001 NON-CASH CHARGES" shall have the meaning ascribed thereto in the Second Amendment With Respect To Note Agreements dated as of December 31, 2001 between Prudential and the Company."

               (g) The Note Agreement and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Note Agreements are hereby amended so that any reference to the Note Agreements, or either of them, shall mean a reference to the Note Agreements as amended hereby. Except as expressly modified and amended in this Second Amendment all of the terms, provisions and conditions of the Note Agreements and the agreements and instruments relating thereto shall remain unchanged and in full force and effect.

2.        Representations, Warranties and Acknowledgment of the Company
          -------------------------------------------------------------

          The Company hereby: (a) represents and warrants as of the date hereof that (i) no Default or Event of Default has occurred and is continuing, and (ii) no material adverse change has occurred in the financial condition, assets, or prospects of the Company and its Subsidiaries, taken as a whole, since December 31, 2001; and (b) confirms and acknowledges that it has no defenses, offsets or counterclaims against any of its obligations under or in respect of the Note Agreements and that all amounts outstanding under and in respect of the Notes and the Note Agreements are owing to holders of the Notes without defense, offset or counterclaim.

3.        Effectiveness of Amendment
          --------------------------

         This Second Amendment shall become effectives upon receipt by Prudential of (a) counterparts of this Amendment, executed and delivered by each of the parties hereto, and (b) an amendment fee in the amount of $10,000, due and payable by the Company to Prudential simultaneously with Prudential's execution of this Amendment.

4.        Miscellaneous
          -------------

               (a) Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed thereto in the Note Agreements.

               (b) Each Note Agreement, as amended by this Second Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

               (c) This Second Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same agreement.

                            [Signature Blocks Follow]

                  IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the dated first above written.

                                          GREY GLOBAL GROUP INC.,
                                          A Delaware corporation


                                          By: /s/ STEVEN G. FELSHER
                                             --------------------------------
                                          Title: Executive Vice President
                                                -------------------------------

                                          THE PRUDENTIAL INSURANCE COMPANY
                                          OF AMERICA


                                          By: /s/ WILLIAM C. PAPPAS
                                             ---------------------------------
                                          Title: Vice President
                                                -------------------------------

                                                                       EXHIBIT I



                                GREY GLOBAL GROUP
                        4TH QUARTER 2001 WRITE-OFFS/DOWNS
                                DECEMBER 31, 2001





       IN THOUSANDS
       ------------

       Venture Portfolio Investments                            $19,764

       Goodwill                                                   7,005

       Real Estate                                                5,400
                                                                  -----

       Total                                                    $32,169
                                                                =======

                                                                  EXECUTION COPY

                                 THIRD AMENDMENT
                                       TO
                                 NOTE AGREEMENT

          THIS THIRD AMENDMENT TO NOTE AGREEMENT (this "Amendment") is entered into as of March 14, 2003 between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential") and GREY GLOBAL GROUP INC., a Delaware corporation (the "Company").

          WHEREAS, the Company and Prudential are parties to that certain Note Agreement, dated as of November 13, 2000 (as amended, supplemented and in effect as of the date of effectiveness hereof, the "Note Agreement") relating to the issue and sale of the Company's 8.17% Senior Notes Due November 13, 2007; and

          WHEREAS, the Company and Prudential have agreed to certain amendments to the Note Agreement, subject to certain limitations and conditions, as provided for herein.

          NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.        Amendments to Note Agreement.      Prudential and the Company hereby
          -----------------------------      agree as follows:


         (a) Paragraph 5A of the Note Agreement is hereby deleted in its entirety, and replaced with the following new Paragraph 5A, in it's entirety:

               "5A. FINANCIAL STATEMENTS. The Company covenants that it will deliver to each holder of Notes in quadruplicate:

                    (i) as soon as practicable and in any event within 60 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, consolidated statements of income and cash flows and a consolidated statement of stockholders' equity of the Company and its Subsidiaries for the period from the beginning of the current fiscal year to the end of such quarterly period, and a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and substantially in the same form as at the time required for Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission and certified by an authorized financial officer of the Company, subject to changes resulting from year-end adjustments; provided, however, that delivery pursuant to clause (iii) below of copies of the Quarterly Report on Form 10-Q of the Company for such quarterly period filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause (i);

                    (ii) as soon as practicable and in any event within 90 days after the end of each fiscal year, consolidated statements of income and cash flows and a consolidated statement of stockholders' equity of the Company and its Subsidiaries for such year, and a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding consolidated figures from the preceding annual audit, all in reasonable detail and substantially in the same form as at the time required for Annual Reports on Form 10-K filed with the Securities and Exchange Commission and reported on by independent public accountants of recognized national standing selected by the Company whose report shall be without limitation as to the scope of the audit; provided, however, that delivery pursuant to clause (iii) below of copies of the Annual Report on Form 10-K of the Company for such fiscal year filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause (ii);

                    (iii) promptly upon transmission thereof, copies of all such financial statements, proxy statements, notices and reports as it shall send to its public stockholders and copies of all registration statements (without exhibits) and all reports which it files with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission);

                    (iv) promptly upon receipt thereof, a final copy of each
               other report submitted to the Company by independent accountants in connection with any annual audit made by them of the books of the Company, and notice of the submission by independent accountants of any final report in connection with any interim or special audit of the books of the Company or any of its Subsidiaries; and

                    (v) if such holder is a Significant Holder, with reasonable promptness, such other financial data as such Significant Holder may reasonably request.

               Together with each delivery of financial statements required by clauses (i) and (ii) above, the Company will deliver to each holder of Notes an Officer's Certificate demonstrating (with computations in reasonable detail) compliance by the Company and its Subsidiaries with the provisions of paragraphs 6A (identifying the nature of any Liens permitted by the provisions of paragraph 6A (vi) or (vii) securing Debt in excess of $250,000), 6B, 6C, 6D, 6F and 6G, stating that there exists no Event of Default or Default, or, if any Event of Default or Default exists, specifying the nature and period of existence thereof and what action the Company proposes to take with respect thereto, and stating further that, to the best of such officer's knowledge, the Company during such period has observed or performed all its covenants and other agreements, and satisfied every condition contained in this Agreement or the Notes to be performed, observed or satisfied by it. Together with each delivery of financial statements required by clause (ii) above, the Company will deliver to each holder of the Notes a certificate of such accountants stating that, in making the audit necessary for their report on such financial statements, they have obtained no knowledge of any Event of Default or Default, or, if they have obtained knowledge of any Event of Default or Default, specifying the nature and period of existence thereof. Such accountants, however, shall not be liable to anyone by reason of their failure to obtain knowledge of any Event of Default or Default which would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards.

               The Company also covenants that:

               (A) within five days after any Responsible Officer obtains knowledge of an Event of Default or Default, it will deliver to each holder of Notes an Officer's Certificate specifying the nature and period of existence thereof and what action the Company proposes to take with respect thereto; and

               (B) it will promptly deliver notice (accompanied in each case by an Officer's Certificate specifying the nature and period of existence of such event or circumstances and what action the Company proposes to take with respect thereto) to each Significant Holder of Notes of:

                    (1) any (a) default or event of default under any
               contractual obligation of the Company or any Subsidiary or (b) litigation, investigation or proceeding that may exist at any time between the Company or any Subsidiary and any Governmental Authority, that, in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole;

                    (2) any litigation or proceeding affecting the Company or
               any Subsidiary (a) in which the amount involved is $10,000,000 (or the equivalent) or more and not covered by insurance, (b) in which injunctive or similar relief is sought, or (c) which relates to this Agreement or the Notes; and

                    (3) any development or event that has or could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole.".

         (b) Paragraph 5D of the Note Agreement is hereby amended by deleting the word "corporations" at the end thereof, and replacing it with the following, in it's entirety: "companies and, to the extent such self insurance is included, such self insurance shall be maintained and funded, if applicable, in accordance with the customary practices for such self-insurance programs)".

         (c) Paragraphs 5F and 5G of the Note Agreement are hereby deleted in their entirety, and replaced with the following new Paragraphs 5F and 5G, in their entirety:

               "5F. PAYMENT OF TAXES, CLAIMS AND OTHER OBLIGATIONS. The Company will, and will cause each of its Subsidiaries to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its franchises, business, income or property, and all of it's other material obligations of whatever nature, before any penalty or significant interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a Lien upon any of its properties or assets if the failure to pay such tax, assessment, charge or claim would result in liability to the Company or a Subsidiary and would materially adversely affect the business, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole; provided, that no such charge or claim need be paid if being contested in good faith by appropriate proceedings and if such accrual, reserve or other appropriate provision, if any, as shall be required by generally accepted accounting principles shall have been made therefor.

               5G. COMPLIANCE WITH LAWS, ETC. The Company will comply and cause its Subsidiaries to comply with all contractual obligations and the requirements of all applicable laws, rules, regulations and orders of any governmental authority (including ERISA and those relating to environmental protection and employee safety), the noncompliance with which would materially adversely affect the business, condition (financial or other) or operations of the Company and its Subsidiaries taken as a whole. The Company will promptly give notice to each Significant Holder of any of the following events, in each case as soon as possible and in any event within 30 days after the Company knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the Pension Benefit Guaranty Corporation (or any successor) or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan, or (ii) the institution of any proceedings or the taking of any other action by the Pension Benefit Guaranty Corporation (or any successor) or the Company or any ERISA Affiliate or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan, which notice shall in each case be accompanied by an Officer's Certificate specifying the nature and period of existence of such occurrence and what action the Company proposes to take with respect thereto.".

          (d) Clause (x) of Paragraph 6A of the Note Agreement is hereby amended by deleting the text "$40,000,000" set forth therein and replacing it with the following: "$50,000,000".

          (e) Paragraph 6B of the Note Agreement is hereby deleted in its entirety, and replaced with the following new Paragraph 6B, in its entirety:

               "6B. LIMITATION ON TOTAL BORROWED FUNDS. The Company will not at any time permit Total Borrowed Funds to exceed 125% of Consolidated Net Worth; provided, that, for purposes of determining compliance with the foregoing limitation, the amount of `total assets' of the Company and its Subsidiaries used to determine Consolidated Net Worth shall be adjusted upward to add-back (to the extent otherwise reduced thereby) amounts (net of taxes) in respect of non-cash charges relating to write-downs of investments in internet-related businesses made prior to January 1, 2001; provided further, that, the aggregate amount of all such upward adjustments permitted hereby shall not exceed $7,762,000; and provided still further, that, for purposes of determining the compliance with the foregoing limitation, the amount of `total assets' of the Company and its Subsidiaries used to determine Consolidated Net Worth shall be adjusted upward to add-back (to the extent otherwise reduced thereby) amounts (net of taxes) in respect of certain non-cash charges in respect of venture portfolio investments, goodwill and real estate (the "2001 NON-CASH CHARGES") that were reported and taken in the Company's fourth fiscal quarter of 2001; provided, however, that, the aggregate amount of such upward adjustments attributable to the 2001 Non-Cash Charges permitted hereby shall not exceed $32,209,000.".

         (f) Paragraph 6D of the Note Agreement is hereby deleted in its entirety, and replaced with the following new Paragraph 6D, in its entirety:

               "6D. LIMITATIONS ON PRIORITY DEBT. The Company covenants that it will not, and will not permit any of its Subsidiaries to, incur, assume or otherwise become liable with respect to any Priority Debt unless, at the time of incurrence thereof and after giving effect thereto and to the application of the proceeds thereof, such Debt is permitted under the provisions of paragraph 6B and paragraph 6C and the aggregate principal amount of Priority

          Debt then outstanding does not exceed 20% of Consolidated Net Worth; provided, that, for purposes of determining compliance with the foregoing limitation, the amount of `total assets' of the Company and its Subsidiaries used to determine Consolidated Net Worth shall be adjusted upward to add-back (to the extent otherwise reduced thereby) amounts (net of taxes) in respect of non-cash charges relating to write-downs of investments in internet-related businesses made prior to January 1, 2001; provided further, that, the aggregate amount of all such upward adjustments permitted hereby shall not exceed $7,762,000; and provided still further, that, for purposes of determining compliance with the foregoing limitation, the amount of `total assets' of the Company and its Subsidiaries used to determine Consolidated Net Worth shall be adjusted upward to add-back (to the extent otherwise reduced thereby) amounts (net of taxes) attributable to the 2001 Non-Cash Charges reported and taken in the Company's fourth fiscal quarter of 2001; provided, however, that, the aggregate amount of such upward adjustments attributable to the 2001 Non-Cash Charges permitted hereby shall not exceed $32,209,000.".

         (g) Paragraph 6 of the Note Agreement is hereby amended by adding at the end thereof, immediately prior to Paragraph 7 of the Note Agreement, the following new paragraphs 6G and 6H, in their entirety:

               "6G. 2001 CREDIT AGREEMENT. The Company and its Subsidiaries shall not fail to comply with Sections 6.1, 6.4(c), 6.5, 6.6, 6.7(b), 6.8, 6.9, 6.11, 6.12 or 6.15 of the 2001 Credit Agreement, which Sections (in each case as modified by any amendments thereto entered into and effective after the date of this Agreement; provided that true and correct copies of any such amendment shall have been received by the Required Holders from the Company) are hereby incorporated herein "mutatis mutandis" by this reference (together with any related definitional provisions from the 2001 Credit Agreement (in each case as modified by any amendments thereto entered into and effective after the date of this Agreement; provided that true and correct copies of any such amendment shall have been received by the Required Holders from the Company), for the sole purpose of interpreting any such terms used in said sections).

               6H. OPTIONAL PAYMENTS AND MODIFICATIONS OF CERTAIN DEBT INSTRUMENTS. Make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of or otherwise optionally or voluntarily defease or segregate funds with respect to any Indebtedness in respect of any private placement or public offering of notes or debt securities, if, at the time thereof or after giving effect thereto, a Default of Event of Default shall have occurred and be continuing or the Company shall not be in pro forma compliance with the financial covenants incorporated pursuant to paragraph 6G above.".

          (h) Clause (v) of Paragraph 7A of the Note Agreement is hereby deleted in its entirety, and replaced with the following new clause (v), in its entirety:

               " (v) the Company fails to perform or observe any agreement contained in the second sentence or paragraph 5E (with respect to the Company only), clause (A) of the last paragraph of paragraph 5A (with respect to notices of Defaults (other than Defaults under paragraph 7A(vi)) and Events of Default) or paragraph 6; or".

          (i) The definition of the term "REINVESTMENT YIELD" set forth in paragraph 10A of the Note Agreement is hereby replaced in its entirety with the following definition, in its entirety:

               " "REINVESTMENT YIELD" shall mean, with respect to the Called Principal of any Note, 0.5% plus the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City local time) on the Business Day next preceding the Settlement Date with respect to such Called Principal for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date on the Treasury Yield Monitor page of Standard & Poor's MMS - Treasury Market Insight (or, if Standard & Poor's shall cease to report such yields in MMS - Treasury Market Insight or shall cease to be Prudential Capital Group's customary source of information for calculating yield-maintenance amounts on privately placed notes, then such source as is then Prudential Capital Group's customary source of such information), or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, (ii) the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the Business Day next preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15(519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between yields reported for various maturities. The Reinvestment Yield will be rounded to that number of decimal places as appears in the Notes.".

         (j) The definitions of the terms "CAPITAL STOCK", "CONSOLIDATED CASH FLOW", and "PERSON", set forth in paragraph 10B of the Note Agreement are hereby respectively replaced in their entirety with the following definitions, each in its respective entirety:

               ""CAPITAL STOCK" shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.".

               ""CONSOLIDATED CASH FLOW" for any period shall mean the sum of Consolidated Net Income, depreciation expenses, amortization costs (including amortization of restricted stock and employee stock options granted as compensation to employees), deferred compensation expenses (net of deferred compensation due and payable within one year), intangibles-related asset impairment charges for such period attributable to the purchase price of acquisitions, minority interests and changes in deferred taxes, less any equity in the earnings of unconsolidated affiliated entities (net of dividends received), all as computed and consolidated for the Company and its Subsidiaries for such period in accordance with generally accepted accounting principles.".

               ""PERSON" shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company or similar entity, a trust, an unincorporated organization and a government or any department or agency thereof.".

         (k) The Note Agreement is hereby further amended by inserting in the appropriate position determined by alphabetical order, each of the following defined terms and definitions in their respective entirety:

               ""2001 CREDIT AGREEMENT" shall mean, the Company's $110,000,000 Credit Agreement, dated as of December 21, 2001, with JPMorgan Chase Bank, as administrative agent, and the other parties signatory thereto (as amended, modified, supplemented and in effect from time to time).".

               ""2001 NON-CASH CHARGES" shall have the meaning ascribed thereto in paragraph 6B.".

               ""GOVERNMENTAL AUTHORITY" shall mean, any nation or government, any state or political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising legislative, executive, judicial, taxing, regulatory or administrative authority or functions of or pertaining to government, any securities exchange and any self regulatory organization (including the National Association of Insurance Commissioners).".

               ""INSOLVENCY" shall mean, with respect to any Multiemployer Plan, the condition that such plan is insolvent within the meaning of
          Section 4245 of ERISA.".

               ""REORGANIZATION" shall mean, with respect to any Multiemployer Plan , the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.".

               ""REPORTABLE EVENT" shall mean any of the events set forth in
          Section 4043(c) of ERISA, other than those events as to which the 30 day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of Pension Benefit Guaranty Corporation Reg. Section 4043.".

         (l) Schedule 6A to the Note Agreement is hereby replaced in its entirety with Schedule 6A attached to this Amendment.

         (m) The Note Agreement and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Note Agreement, are hereby amended so that any reference to the Note Agreement shall mean a reference to the Note Agreement as amended hereby. Except as expressly modified and amended in this Amendment all of the terms, provisions and conditions of the Note Agreement and the agreements and instruments relating thereto shall remain unchanged and in full force and effect.

2.       Representations, Warranties and Acknowledgment of the Company
         -------------------------------------------------------------

         The Company hereby: (a) represents and warrants as of the date hereof that (i) no Default or Event of Default has occurred and is continuing, and (ii) no material adverse change has occurred in the financial condition, assets, or prospects of the Company and its Subsidiaries, taken as a whole, since September 30, 2002; and (b) confirms and acknowledges that it has no defenses, offsets or counterclaims against any of its obligations under or in respect of the Note Agreement and that all amounts outstanding under and in respect of the Notes and the Note Agreement are owing to holders of the Notes without defense, offset or counterclaim.

3.       Effectiveness of Amendment
         --------------------------

         This Amendment shall become effective upon receipt by Prudential of counterparts of this Amendment, executed and delivered by each of the parties hereto.

4.       Miscellaneous
         -------------

        (a) Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed thereto in the Note Agreement.

        (b) The Note Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

        (c) This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                           GREY GLOBAL GROUP INC.


                                           By: /s/ STEVEN G. FELSHER
                                              --------------------------------
                                           Title: Executive Vice President
                                                 ------------------------------


                                           THE PRUDENTIAL INSURANCE COMPANY
                                           OF AMERICA


                                           By: /s/ CHRISTOPHER H. CAREY
                                              -------------------------------
                                           Title: Vice President
                                                 -----------------------------

                                                                     SCHEDULE 6A


      [Identical to Schedule 6A to the 2003 Note Agreement - Info To Come]





                                       9